UNITED STATES
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Accenture SCA

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ACCENTURE SCA

Notice of Annual General Meeting of Shareholders
to be held on November 17, 2008
     The shareholders of Accenture SCA, a Luxembourg partnership limited by shares (société en commandite par actions) registered with the Luxembourg Trade and Companies Register under the number B 79 874, with registered and principal executive offices at 46A, avenue J.F. Kennedy L-1855 Luxembourg (“Accenture SCA”), are cordially invited to attend the
ANNUAL GENERAL MEETING
which will be held on November 17, 2008, at 12:00 noon, local time, at the offices of Allen & Overy Luxembourg at 33 avenue J.F. Kennedy L-1855 Luxembourg with the following agenda:
1.	Presentation of (i) the report on the annual accounts issued by the general partner of Accenture SCA, (ii) the report of the commissaire aux comptes of Accenture SCA, and (iii) the report of the external auditor (réviseur d’entreprises) of Accenture SCA for the year ended August 31, 2008;

2.	Approval of (i) the balance sheet, (ii) the profit and loss accounts, and (iii) the notes to the accounts of Accenture SCA as of and for the year ended August 31, 2008;

3.	Allocation of the results of Accenture SCA as of and for the year ended August 31, 2008 and, without prejudice to the terms of Article 5 paragraph 5 of Accenture SCA’s articles of association, declaration of a cash dividend in a per share amount of USD $0.50 to each holder of a Class I common share of Accenture SCA of record as of October 7, 2008 and authorization to the general partner of Accenture SCA to determine any applicable terms in respect of the payment of the dividend;

4.	Discharge of the respective duties of the general partner of Accenture SCA, the commissaire aux comptes and the external auditor in connection with the year ended August 31, 2008;

5.	Re-appointment of KPMG S.à r.l. as the external auditor of Accenture SCA on a stand-alone basis for the year ending August 31, 2009, subject to approval by the Audit Committee of the general partner of Accenture SCA of the engagement of KPMG S.à r.l. as the external auditor of Accenture SCA, in satisfaction of the Luxembourg law requirement that Accenture SCA’s shareholders appoint a supervisory board or external auditor of Accenture SCA’s annual accounts;

6.	Re-appointment of KPMG LLP as the independent auditor of Accenture SCA on a consolidated basis with its subsidiaries for the year ending August 31, 2009, subject to approval by the Audit Committee of the general partner of Accenture SCA of the engagement of KPMG LLP as the independent auditor of Accenture SCA; and

7.	Acknowledgement of the recording by way of notarial deed of the reclassification of Class I common shares into Class III common shares of Accenture SCA in the period from October 10, 2007 up to and including October 7, 2008.
The foregoing items of business are more fully described in the information statement accompanying this notice.
     Shareholders may obtain, free of charge, copies of (a) the stand-alone (i) balance sheet, (ii) profit and loss accounts, and (iii) notes to the accounts of Accenture SCA for the year ended August 31, 2008, (b) the list of securities held by Accenture SCA, (c) the list of shareholders, if any, who have not fully paid up their shares with an indication of the number of shares and their contact details, (d) the report of the general partner of Accenture SCA, (e) the report of the external auditor, (f) the report of the commissaire aux comptes, and (g) the consolidated accounts of Accenture SCA by making a written request to the general partner of Accenture SCA at Accenture Ltd, 50 W. San Fernando Street, San Jose, CA 95113, United States of America, Attention: Secretary or at Accenture SCA’s registered office at 46A, avenue J.F. Kennedy L-1855 in Luxembourg.
     The general partner of Accenture SCA has fixed 11:59 p.m., local time in Luxembourg on October 7, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting. This means that only those persons who were registered holders in Luxembourg of Accenture SCA Class I common shares, Class II common shares or Class III common shares

(including the Class III letter shares) at such time on that date will be entitled to receive notice of the meeting and to attend and vote at the meeting.
     The general partner of Accenture SCA is not asking you for a proxy in connection with the annual general meeting and you are requested not to send us a proxy.
ACCENTURE LTD,
acting as general partner of Accenture SCA
Dated: October     , 2008

INFORMATION STATEMENT

GENERAL INFORMATION
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
Date, Time and Place
     This information statement is provided to the shareholders of Accenture SCA, a Luxembourg partnership limited by shares with registered and principal executive offices at 46A, avenue J.F. Kennedy L-1855 Luxembourg (“Accenture SCA”), in connection with the annual general meeting of Accenture SCA’s shareholders to be held at 12:00 noon local time on November 17, 2008 (the “Annual General Meeting”). The Annual General Meeting will be held at the offices of Allen & Overy Luxembourg at 33 avenue J.F. Kennedy L-1855 Luxembourg. This information statement is first being sent to shareholders on or about October      , 2008.
Who Can Vote; Votes Per Share
     All persons who are registered holders of Accenture SCA Class I common shares, Class II common shares or Class III common shares (together with the Class III letter shares, the “Class III common shares”) at 11:59 p.m., local time in Luxembourg, on October 7, 2008 are shareholders of record for the purposes of the Annual General Meeting and will be entitled to vote at the Annual General Meeting. As of the close of business on that date, there were outstanding           Class I common shares held by           shareholders of record,          Class II common shares, all of which are held by Accenture Ltd, the general partner of Accenture SCA (together with its controlled subsidiaries, “Accenture”), and           Class III common shares (which number does not include issued shares held by Accenture SCA and/or its subsidiaries), all of which are also held by Accenture Ltd. These shareholders of record will be entitled to one vote per Class I common share, Class II common share and Class III common share on all matters submitted to a vote of shareholders, so long as those votes are represented at the Annual General Meeting. Your shares will be represented if you attend and vote at the Annual General Meeting in person or by proxy.
Quorum and Voting Requirements
     There are seven ordinary items to be considered at the Annual General Meeting.
     Under Luxembourg law and Accenture SCA’s articles of association, there are no quorum requirements for ordinary items on the agenda of the Annual General Meeting. In order to be approved, ordinary items being considered require the affirmative vote of a majority of the votes cast. Abstentions will not affect the voting results.
     The general partner of Accenture SCA, Accenture Ltd, intends to vote all of the Class II common shares and Class III common shares that it holds in favor of approving each of the proposals to be voted upon at the Annual General Meeting. It is anticipated that Accenture Ltd shall hold at least     % of the aggregate outstanding Accenture SCA Class I common shares, Class II common shares and Class III common shares as of October 7, 2008 and therefore will have the power, acting by itself, to approve all matters scheduled to be voted upon at the Annual General Meeting.

ITEMS OF BUSINESS FOR THE ANNUAL GENERAL MEETING
     The agenda for the Annual General Meeting includes the following items of business:
Item No. 1—Presentation of the Annual Accounts, the Report of the Commissaire aux Comptes and the Report of the External Auditor
     At the Annual General Meeting, the shareholders will be presented (i) the report on the annual accounts issued by the general partner of Accenture SCA, (ii) the report of the commissaire aux comptes of Accenture SCA, and (iii) the report of the external auditor (réviseur d’entreprises) of Accenture SCA for the year ended August 31, 2008.
Item No. 2—Approval of the Financial Statements of Accenture SCA as of and for the Year Ended August 31, 2008
     At the Annual General Meeting, the shareholders of Accenture SCA will vote on the approval of the balance sheet, the profit and loss accounts, the notes to the accounts and the allocation of the results of Accenture SCA as of and for the year ended August 31, 2008.
Item No. 3—Allocation of the Results of Accenture SCA as of and for the Year Ended August 31, 2008 and Declaration of a Per Share Cash Dividend of USD $0.50 on Class I Common Shares
     At the Annual General Meeting, the shareholders of Accenture SCA will vote on the question of whether to authorize the payment of a per share cash dividend of USD $0.50 on the Class I common shares to shareholders of record as of October 7, 2008, in the manner provided in Article 5 of Accenture SCA’s articles of association.
     Following the allocation of net profits to the payment of any dividend voted on above, the balance of the net profits will be allocated to the distributable reserves of Accenture SCA.
Item No. 4—Discharge of the Respective Duties of the General Partner of Accenture SCA, Commissaire aux Comptes and External Auditor
     At the Annual General Meeting, the shareholders of Accenture SCA will vote on the discharge of the respective duties of the general partner of Accenture SCA, the commissaire aux comptes and the external auditor in connection with the year ended August 31, 2008.
Item No. 5—Re-Appointment of KPMG S.à r.l. as External Auditor of Accenture SCA on a Stand-Alone Basis
     At the Annual General Meeting, the shareholders of Accenture SCA will vote on the re-appointment of KPMG S.à r.l. as the external auditor of Accenture SCA on a stand-alone basis for the year ending August 31, 2009, subject to approval by the Audit Committee of the general partner of Accenture SCA of the engagement of KPMG S.à r.l. as the external auditor of Accenture SCA, in satisfaction of the Luxembourg law requirement that Accenture SCA’s shareholders appoint a supervisory board or external auditor of Accenture SCA’s annual accounts.
Item No. 6—Re-Appointment of KPMG LLP as Independent Auditor of Accenture SCA
     At the Annual General Meeting, the shareholders of Accenture SCA will vote on the re-appointment of KPMG LLP as independent auditor of Accenture SCA on a consolidated basis with its subsidiaries for the year ending August 31, 2009, subject to approval by the Audit Committee of the general partner of Accenture SCA of the engagement of KPMG LLP as the independent auditor of Accenture SCA.
     No representative of KPMG LLP is expected to attend the Annual General Meeting.
Item No. 7—Acknowledgement of the Recording of the Reclassification of Class I Common Shares into Class III Common Shares

     At the Annual General Meeting, the shareholders of Accenture SCA will acknowledge the recording made by way of notarial deed by representatives of Accenture Ltd, as the general partner of Accenture SCA, of the reclassification of Class I common shares into Class III common shares of Accenture SCA in the period from October 10, 2007 up to and including October 7, 2008.
     The shareholders will also vote on any other business that properly comes before the Annual General Meeting.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Beneficial Ownership of More than Five Percent
     As of September 29, 2008, the only person known by Accenture SCA to be a beneficial owner of more than 5% of Accenture SCA’s Class I common shares, Class II common shares or Class III common shares was as follows:

	Class I common shares		Class II common shares			Class III common shares
Name and	shares	% of shares	shares	% of shares		shares	% of shares
Address of	beneficially	beneficially	beneficially	beneficially		beneficially	beneficially
Beneficial Owner	owned	owned	owned	owned		owned	owned
Accenture Ltd Canon’s Court 22 Victoria Street Hamilton HM12, Bermuda	0	0%	470,958,308 (1)	100	%(1)	581,343,659 (1)	100	%(1)

(1)	In addition, Accenture Ltd may be deemed to beneficially own 15,708,956 Class II common shares and 267,645,545 Class III common shares held by Accenture SCA and wholly-owned subsidiaries of Accenture SCA. Under Luxembourg law, shares of Accenture SCA held by Accenture SCA or any of its direct or indirect subsidiaries may not be voted at meetings of the shareholders of Accenture SCA.
Beneficial Ownership of Directors and Executive Officers of Accenture Ltd
     The following table sets forth, as of September 29, 2008, information regarding beneficial ownership of Accenture Ltd Class A common shares and Class X common shares and Accenture SCA Class I common shares held by (1) each of Accenture Ltd’s directors, Accenture Ltd’s chief executive officer, Accenture Ltd’s chief financial officer and each other person who served as an executive officer of Accenture Ltd at the end of fiscal 2008 and (2) all of the current directors and executive officers of Accenture Ltd as a group. To our knowledge, except as otherwise indicated, each person listed below has sole voting and investment power with respect to the shares beneficially owned by him or her. For purposes of the table below, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person has the right to acquire within 60 days after September 29, 2008.

								Percentage
								of the
								total number
								of Class A
	Accenture SCA Class I		Accenture Ltd Class A			Accenture Ltd Class X		and Class X
	common shares		common shares			common shares		common
	shares	% shares	shares	% shares		shares	% shares	shares
	beneficially	beneficially	beneficially	beneficially		beneficially	beneficially	beneficially
Name(1)	owned	owned	owned	owned		owned	owned	owned

William D. Green(2)(3)(4)	177,546	*	322,923	*	*	177,546	***	*	***
Dina Dublon(5)	—	—	68,436	*	*	—	—	*	***
Dennis F. Hightower	—	—	6,135	*	*	—	—	*	***
Nobuyuki Idei	—	—	—	—		—	—	*	***
William L. Kimsey(6)	—	—	42,229	*	*	—	—	*	***
Robert I. Lipp(5)	—	—	208,445	*	*	—	—	*	***
Marjorie Magner	—	—	—	—		—	—	*	***
Blythe J. McGarvie(7)	—	—	30,738	*	*	—	—	*	***
Mark Moody-Stuart(5)	—	—	80,954	*	*	—	—	*	***

								Percentage
								of the
								total number
								of Class A
	Accenture SCA Class I		Accenture Ltd Class A			Accenture Ltd Class X		and Class X
	common shares		common shares			common shares		common
	shares	% shares	shares	% shares		shares	% shares	shares
	beneficially	beneficially	beneficially	beneficially		beneficially	beneficially	beneficially
Name(1)	owned	owned	owned	owned		owned	owned	owned
Wulf von Schimmelmann(7)	—	—	21,135	*	*	—	—	*	***
Karl-Heinz Flöther(8)(9)	—	—	292,684	*	*	—	—	*	***
Mark Foster(9)(10)	—	—	337,539	*	*	—	—	*	***
Lisa Mascolo (2)(11)(12)	166,565	*	39,027	*	*	166,565	***	*	***
Stephen J. Rohleder(2)(13)(14)	106,383	*	117,327	*	*	106,383	***	*	***
Douglas G. Scrivner(2)	308,094	*	17,057	*	*	308,094	***	*	***
Robert N. Frerichs(2)(9)(15)	53,246	*	100,889	*	*	53,246	***	*	***
Pamela Craig(2)(16)	430,161	*	33,419	*	*	380,161	***	*	***
Kevin Campbell	—	—	—	—		—	—	*	***
Gianfranco Casati(2)(17)	245,857	*	27,985	*	*	—	—	*	***
Martin Cole(2)(9)(16)	181,417	*	93,660	*	*	181,417	***	*	***
Anthony Coughlan(2)(12)	199,628	*	27,305	*	*	199,628	***	*	***
Pierre Nanterme (2)(18)	191,597	*	16,237	*	*	191,597	***	*	***
Alexander van’t Noordende(19)	—	—	206,637	*	*	—	—	*	***
All current directors and executive officers as a group (23 persons)	2,017,951	1.4%	2,054,750	*	*	1,598,072	1.3%	*	***

*	Less than 1% of Accenture SCA’s Class I common shares outstanding.

**	Less than 1% of Accenture Ltd’s Class A common shares outstanding.

***	Less than 1% of Accenture Ltd’s Class X common shares outstanding.

****	Less than 1% of the total number of Accenture Ltd’s Class A common shares and Class X common shares outstanding.

(1)	Address for all persons listed is c/o Accenture, 50 W. San Fernando Street, San Jose, CA 95113, USA.

(2)	Subject to the provisions of its articles of association, Accenture SCA is obligated, at the option of the holder of its shares and at any time, to redeem any outstanding Accenture SCA Class I common shares held by the holder. The redemption price per share generally is equal to the market price of an Accenture Ltd Class A common share at the time of the redemption. Accenture SCA has the option to pay this redemption price with cash or by delivering Accenture Ltd Class A common shares generally on a one-for-one basis as provided for in the Articles of Association of Accenture SCA. Each time an Accenture SCA Class I common share is redeemed from a holder, Accenture Ltd has the option, and intends to, redeem an Accenture Ltd Class X common share from that holder, for a redemption price equal to the par value of the Accenture Ltd Class X common share, or $.0000225. All Accenture SCA Class I common shares owned by the officer have been pledged to secure any non-compete obligations owing to Accenture SCA.

(3)	Includes 30,720 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(4)	Includes 139,358 Accenture Ltd Class A common shares expected to be distributed within 60 days from September 29, 2008 upon the vesting of certain performance-based restricted share units previously awarded to the officer. The vesting of the restricted share units is subject to written certification by the Compensation Committee of Accenture Ltd of the achievement of specified performance objectives, which is expected to occur on or about October 22, 2008.

(5)	Includes 55,000 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(6)	Includes 35,000 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(7)	Includes 20,000 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(8)	Includes 28,975 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008. Includes 121,587 Accenture Ltd Class A common shares owned by the officer that have been pledged to secure any non-compete obligations owing to Accenture Ltd.

(9)	Includes 43,550 Accenture Ltd Class A common shares expected to be distributed within 60 days from September 29, 2008 upon the vesting of certain performance-based restricted share units previously awarded to the officer. The vesting of the restricted share units is subject to written certification by the Compensation Committee of Accenture Ltd of the achievement of specified performance objectives, which is expected to occur on or about October 22, 2008.

(10)	Includes 32,529 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008. Includes 236,040 Accenture Ltd Class A common shares owned by the officer that have been pledged to secure any non-compete obligations owing to Accenture Ltd.

(11)	Officer’s spouse owns 13,818 Accenture Ltd Class A common shares and share options to acquire up to 8,000 additional Accenture Ltd Class A common shares within 60 days from September 29, 2008.

(12)	Includes 16,401 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(13)	Includes 449 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(14)	Includes 60,970 Accenture Ltd Class A common shares expected to be distributed within 60 days from September 29, 2008 upon the vesting of certain performance-based restricted share units previously awarded to the officer. The vesting of the restricted share units is subject to written certification by the Compensation Committee of Accenture Ltd of the achievement of specified performance objectives, which is expected to occur on or about October 22, 2008.

(15)	Includes 19,135 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(16)	Includes 27,335 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(17)	Includes 25,968 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(18)	Includes 16,237 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008.

(19)	Includes 10,715 Accenture Ltd Class A common shares that could be acquired through the exercise of share options within 60 days from September 29, 2008. Includes 194,406 Accenture Ltd Class A common shares owned by the officer that have been pledged to secure any non-compete obligations owing to Accenture Ltd.

INDEPENDENT AUDITORS’ FEES
Independent Auditors’ Fees
     The following table describes fees for professional audit services rendered by KPMG LLP and its affiliates (“KPMG”), Accenture’s principal accountant, for the audit of our annual financial statements for the years ended August 31, 2008 and August 31, 2007 and internal control over financial reporting, and fees billed for other services rendered by KPMG during these periods.

Type of Fee	2008	2007
	(in thousands)
Audit Fees(1)	$13,078	$11,567
Audit-Related Fees(2)	810	581
Tax Fees(3)	0	2
All Other Fees(4)	174	26

Total	$14,062	$12,176

(1)	Audit Fees, including those for statutory audits, include the aggregate fees recorded for the fiscal year indicated for professional services rendered by KPMG for the audit of Accenture Ltd’s and Accenture SCA’s annual financial statements and review of financial statements included in Accenture’s Forms 10-Q and Form 10-K. Audit Fees include fees for the audit of Accenture’s internal control over financial reporting.

(2)	Audit-Related Fees include the aggregate fees recorded during the fiscal year indicated for assurance and related services by KPMG that are reasonably related to the performance of the audit or review of Accenture Ltd’s and Accenture SCA’s financial statements and not included in Audit Fees. Audit-Related Fees also include fees for accounting advice and opinions related to various employee benefit plans and fees for services to issue Statement on Auditing Standards No. 70 reports.

(3)	Tax Fees include the aggregate fees recorded during the fiscal year indicated for professional services rendered by KPMG for tax compliance, tax advice and tax planning.

(4)	All Other Fees include the aggregate fees recorded during the fiscal year indicated for products and services provided by KPMG, other than the services reported above.
Procedures For Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor
     Pursuant to its charter, the Audit Committee of the Board of Directors of Accenture Ltd is responsible for reviewing and approving, in advance, any audit and any permissible non-audit engagement or relationship between Accenture and its independent auditors. KPMG S.à r.l.’s engagement to conduct the audit of Accenture SCA for fiscal year 2008 was approved by the Audit Committee on October 24, 2007. Additionally, each permissible audit and non-audit engagement or relationship between Accenture and KPMG entered into since September 1, 2006 has been reviewed and approved by the Audit Committee, as provided in its charter.
OTHER MATTERS
     The general partner of Accenture SCA is not aware of any matters not set forth herein that may come before the Annual General Meeting.
Dated: October     , 2008